                                                                   EXHIBIT 10.18


                                                                [EXECUTION COPY]

                      ANTHONY CRANE RENTAL HOLDINGS, L.P.

                          EXECUTIVE PURCHASE AGREEMENT
                          ----------------------------


          THIS EXECUTIVE PURCHASE AGREEMENT (this "Agreement") is made as of
                                                   ---------
July 22, 1998, by and between Anthony Crane Rental Holdings, L.P., a Pennsylvania limited partnership (the "Company"), ACR Management, L.L.C., a
                                       -------
Delaware limited liability company (the "General Partner") and William B. Kania
                                         ---------------
("Executive").  Any capitalized terms used herein and not otherwise defined
  ---------
shall have the meanings assigned to them in Section 5 hereof.

          WHEREAS, reference is made to the Amended and Restated Limited Partnership Agreement, dated as of July 22, 1998, by and among the Company and its partners (the "Partnership Agreement");
                   ---------------------

          WHEREAS, reference is made to the Limited Liability Company Agreement, dated as of July 22, 1998, by and among the General Partner and its members (the "LLC Agreement"); and
 -------------

          WHEREAS, the Company and Executive desire to enter into this Agreement to provide for the sale to Executive by the Company of 15,497.92 of the Company's Class A Common Units (the "Class A Common Units"); 1,721.99 of the
                                      --------------------
Company's Class L Common Units (the "Class L Common Units"); and a 0.39%
                                     --------------------
Percentage Interest in the General Partner the (the "Percentage Interest", and
                                                     -------------------
together with the Class A Common Units and Class L Common Units, the "Executive
                                                                      ---------
Units")
-----

          NOW THEREFORE, in consideration for the premises contained herein and the mutual obligations of the parties hereto, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive hereto agree as follows:

     1.   Purchase and Sale of Executive Units.
          ------------------------------------

          (a) Upon execution of this Agreement, Executive shall purchase, and the Company shall sell, 15,497.92 Class A Common Units for an aggregate purchase price of $15,497.92 and 1,721.99 Class L Common Units for an aggregate purchase price of $139,481.26 and Executive shall purchase, and the General Partner shall sell, the Percentage Interest for an aggregate purchase price of $5,020.82. The Company shall deliver to Executive an executed copy of the Partnership Agreement indicating Executive's ownership of such Class A Common Units and Class L Common Units and the General Partner shall deliver to Executive an executed copy of the LLC Agreement indicating Executive's ownership of the Percentage Interest.

          (b) Representations and Warranties by Executive.  In connection with
              -------------------------------------------
the purchase and sale of the Executive Units hereunder, Executive represents and warrants to the Company and the General Partner that:

               (i) The Executive Units to be acquired by Executive pursuant to this Agreement shall be acquired for Executive's own account and not with a view to or intention of distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Executive Units shall not be disposed of in contravention of the Securities Act or any applicable state securities laws.

               (ii) Executive is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Executive Units.

               (iii) Executive is able to bear the economic risk of his investment in the Executive Units for an indefinite period of time because the Executive Units have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

               (iv) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Units and has had full access to such other information concerning the Company as he has requested. Executive has also reviewed, or has had an opportunity to review, the following documents: (A) the Partnership Agreement; (B) the LLC Agreement; (C) the loan agreements, notes and related documents with the senior and subordinated lenders of the Company and its Subsidiaries; (D) the Securityholders Agreement and (E) the Company's audited and unaudited financial statements.

               (v) The execution, delivery and performance of this Agreement by Executive do not and shall not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Executive is a party or by which he is bound and upon the execution and delivery of this Agreement by the Company and the General Partner, this Agreement shall be the legal, valid and binding obligation of Executive, enforceable in accordance with its terms.

               (vi) Executive is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any person or entity other than the Company.

               (vii) Executive has consulted with independent legal counsel regarding his rights and obligations under this Agreement and he fully understands the terms and conditions contained herein.

     2.   Restrictions on Transfer. The parties hereby agree that the
          ------------------------
Executive Units will be subject to the restrictions on Transfer and other provisions contained in the Securityholders Agreement and will be considered "Other Securities" for purposes of the Securityholders Agreement.

     3.   Confidential Information.  Executive acknowledges that the
          ------------------------
information, observations and data obtained by him concerning the business or affairs of the Company, or any of its Subsidiaries ("Confidential Information")
                                                     ------------------------
are the property of the Company or such Subsidiary.

Therefore, Executive agrees that he shall not disclose to any unauthorized person or use for his own purposes any Confidential Information without the prior written consent of the Board, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Executive's acts or omissions. Executive shall deliver to the Company, or at any time the Company may request, all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and copies thereof) relating to the Confidential Information or the business of the Company or any Subsidiary which he may then possess or have under his control.

        4.  Enforcement.  Because Executive has access to Confidential
            -----------
Information, the parties hereto agree that money damages would not be an adequate remedy for any breach of this Agreement. Therefore, in the event a breach or threatened breach of this Agreement, the Company or its successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security).

        5.  Definitions.
            -----------

          "Affiliate" has the meaning assigned to it in the Partnership
           ---------
Agreement.

          "Board" means the Board of Managers of the General Partner.
           -----

          "Common Units" has the meaning assigned to it in the Partnership
           ------------
Agreement and includes any equity securities issued or issuable directly or indirectly with respect to such Common Units by way of any dividend or split or exchange or in connection with a combination of units, recapitalization, merger, consolidation or other reorganization.

          "Executive Units"  means collectively the Class A Common Units, Class
           ---------------
L Common Units and Percentage Interest acquired by the Executive pursuant to
Section 1. Such Units shall continue to be Executive Units in the hands of any holder other than Executive (except for the Company, the Investor and transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Executive Units shall succeed to all rights and obligations attributable to Executive as a holder of Executive Units hereunder. Executive Units shall include interests in the Company and the General Partner issued with respect to Executive Units by way of any split, dividend or recapitalization.

          "Partnership Agreement" has the meaning set forth in the preamble.
           ---------------------

          "Permitted Transferee" has the meaning set forth in the
           --------------------
Securityholders Agreement.

          "Percentage Interest" has the meaning assigned to it in the LLC
           -------------------
Agreement.

          "Person" shall mean an individual, a partnership, a corporation, a
           ------
limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency, or political subdivision thereof.

          "Recapitalization Agreement" means that certain Recapitalization
           --------------------------
Agreement, dated as of June 1, 1998 and amended as of July 22, 1998, by and among the Company, the purchasers listed on the Schedule of Purchasers and the current owners listed on the Schedule of Current Owners attached thereto.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "Securityholders Agreement" means that certain Securityholders
           -------------------------
Agreement, dated as of the date hereof, by and among the Company and its partners.

          "Subsidiary" has the meaning assigned to it in the Partnership
           ----------
Agreement.

          "Transfer" has the meaning assigned to it in the Securityholders
           --------
Agreement.

        6.  Notices.  Any notice provided for in this Agreement must be in
            -------
writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the Company, the General Partner and Executive at the addresses indicated below:

          Notices to Executive:
          --------------------

          W.B. Kania & Associates
          71 North Mount Vernon Avenue
          Uniontown, PA 15401
          Attn:  William B. Kania

          Notices to the Company or the General Partner:
          ---------------------------------------------

          c/o Bain Capital, Inc.
          Two Copley Place
          Boston, Massachusetts 02116
          Attn:  Paul Edgerley
          Andrew Balson
          Paige Daly

          with a copy to:
          --------------

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, Illinois 60601
          Attn:  James L. Learner

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

     7.   General Provisions.
          ------------------

          (a) Transfers in Violation of Agreement.  Any Transfer or attempted
              -----------------------------------
Transfer of any Executive Units in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Executive Units as the owner of such Executive Units for any purpose.

          (b) Severability.  Whenever possible, each provision of this Agreement
              ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (c) Complete Agreement.  This Agreement, those documents expressly
              ------------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          (d) Counterparts.  This Agreement may be executed in separate
              ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          (e) Successors and Assigns.  Except as otherwise provided herein, this
              ----------------------
Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Company, the General Partner and their respective successors and assigns (including subsequent holders of Executive Units); provided that the
                                                           -------- ----
rights and obligations of Executive under this Agreement shall not be assignable except in connection with a permitted Transfer of Executive Units hereunder.

          (f) Arbitration.  Any controversy, dispute or claim arising out of or
              -----------
relating in any way to this Agreement that cannot be resolved by negotiation between the Company and Executive shall be settled by arbitration in accordance with the terms and provisions of Section 8.02 of the Recapitalization Agreement.

          (g) Choice of Law.  The partnership law of the Commonwealth of
              -------------
Pennsylvania shall govern all questions concerning the relative rights of the Company and its partners. The limited liability company law of the State of Delaware shall govern all questions concerning the relative rights of the General Partner and its members. All other issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, without giving effect to any choice of law or conflict of law rules or provisions (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Pennsylvania.

          (h) Remedies.  Each of the parties to this Agreement (including the
              --------
Investor) shall be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          (i) Amendment and Waiver.  The provisions of this Agreement may be
              --------------------
amended and waived only with the prior written consent of the Company, the General Partner and Executive.

          (j) Third-Party Beneficiaries.  The parties hereto acknowledge and
              -------------------------
agree that the Investors are third party beneficiaries of this Agreement. This Agreement will inure to the benefit of and be enforceable by the Investor and its successors and assigns.


                             *      *      *      *

          IN WITNESS WHEREOF, the parties hereto have executed this Executive Purchase Agreement on the date first written above.


                    ANTHONY CRANE RENTAL HOLDINGS, L.P.

                    By:   ACR Management, L.L.C.
                    Its:  General Partner

                    By: /s/ Andrew B. Balson
                       -------------------------------------
                    Its: Secretary
                       -------------------------------------

                    ACR MANAGEMENT, L.L.C.


                    By: /s/ Andrew B. Balson
                       -------------------------------------
                    Its: Secretary
                       -------------------------------------


                     /s/ William B. Kania
                    ----------------------------------------
                    William B. Kania